UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 13, 2023 (June 9, 2023)
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2023, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Aflac Incorporated (the “Company”) amended (i) the Aflac Incorporated Supplemental Executive Retirement Plan, a nonqualified defined benefit pension plan providing retirement benefits to eligible executives (the “SERP”), and (ii) the American Family Corporation Retirement Plan for Senior Officers, a nonqualified defined benefit pension plan providing retirement benefits, office use and medical benefits to eligible executives (the “SORP”). The Compensation Committee approved the freeze date for the SERP and SORP as of December 31, 2023 (the “Freeze Date”).

The Compensation Committee amended the SERP to freeze all benefit accruals effective as of the Freeze Date, except that actively employed participants may continue to accrue service toward eligibility for early retirement benefits (if they have not yet satisfied those conditions as of December 31, 2023) or delayed early retirement benefits (if they have met the conditions for early retirement, but not delayed early retirement, as of December 31, 2023), based on their current final average earnings as of the Freeze Date and continued service as an employee after the Freeze Date. The Compensation Committee has designated the participants in the SERP who are impacted by the freeze of the SERP or the SORP as eligible to receive “Executive Employer Contributions” under the Aflac Incorporated Executive Deferred Compensation Plan, as amended and restated, at such contribution rates as the Compensation Committee may determine based on compensation they earn after the Freeze Date. The Compensation Committee amended the SORP to freeze all retirement benefit accruals under the SORP effective as of the Freeze Date, but not any accruals related to office use or medical benefits.

The foregoing summary of the amendments to the SERP and SORP does not purport to be complete and is qualified in its entirety by reference to the amendments, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
10.1	Third Amendment to the Aflac Incorporated Supplemental Executive Retirement Plan
10.2	Fourth Amendment to the American Family Corporation Retirement Plan for Senior Officers
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

June 13, 2023	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

2